UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 15, 1995


                   Sears Credit Account Trust 1991 D
              (Exact name of registrant as specified in charter)


Illinois                33-42664-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176


Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On November 15, 1995, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.     Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of November 15, 1995 and reflecting the performance of the Trust during the Due Period ended in October 1995, which will accompany the distribution on November 15, 1995.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Trust 1991 D
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)


                        By:   /S/Jerome J. Leshne
                              Jerome J. Leshne
                              Vice President, Administration


Date: November 15, 1995
                                 EXHIBIT INDEX




Exhibit No.


      21.   Monthly Investor Certificateholders' Statement -
            (November 15, 1995).